SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 8, 2002

 (Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16567 (Commission File No.)	91-1379052 (IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT
EXHIBIT 99.1

Item 5. Other Events

         The Company is filing as exhibits hereto certain information and agreements to be incorporated by reference into its Registration Statement on Form S-3/A, filed on December 21, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits:

1.1	Form of Underwriting Agreement between the Company, J.P. Morgan Securities, Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Indenture between the Company and The Bank of New York, as trustee

5.1	Opinion as to the legality of securities being registered.

12.1	Statement re computation of ratios.

99.1	Other Expenses of Issuance and Distribution.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC

Dated: April 8, 2002	By /s/ Benjamin F. Stephens Benjamin F. Stephens Assistant Secretary

Exhibit Index

1.1	Form of Underwriting Agreement between the Company, J.P. Morgan Securities, Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Indenture between the Company and The Bank of New York, as trustee

5.1	Opinion as to the legality of securities being registered.

12.1	Statement re computation of ratios.

99.1	Other Expenses of Issuance and Distribution.